UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 18, 2005

NOVELLUS SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

California
(State or Other Jurisdiction of Incorporation)

0-17157	77-0024666
(Commission File Number)	(I.R.S. Employer Identification No.)

4000 North First Street, San Jose, California 95134
(Address of Principal Executive Offices) (Zip Code)

(408) 943-9700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 2.02. Results of Operations and Financial Condition.

On April 18, 2005, Novellus Systems, Inc. (the “Company”) announced via press release the Company’s results for its first quarter ended April 2, 2005. A copy of the Company’s press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 2.02 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

Exhibit
Number	Description
99.1	First quarter ended April 2, 2005 Financial Press Release dated April 18, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELLUS SYSTEMS, INC.

By: /s/ Kevin S. Royal
       Kevin S. Royal
       Vice President and Chief
       Financial Officer

Date: April 18, 2005

EXHIBIT INDEX

Exhibit
Number	Description
99.1	First quarter ended April 2, 2005 Financial Press Release dated April 18, 2005.